Summary Prospectus May 1, 2018

ASG Tactical U.S. Market Fund
Ticker Symbol: Class A (USMAX), Class C (USMCX), Class T* (USTMX) and Class Y (USMYX)
*	Class T shares of the Fund are not currently available for purchase.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at im.natixis.com/fund-documents. You can also get this information at no cost by calling 800-225-5478 or by sending an e-mail request to NatixisFunds@natixis.com. The Fund’s Prospectus and Statement of Additional Information, each dated May 1, 2018, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund seeks long-term capital appreciation, with emphasis on the protection of capital during unfavorable market conditions.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 74 of the Prospectus, in Appendix A to the Prospectus and on page 121 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class T	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	2.50%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None*	1.00%	None	None
Redemption fees	None	None	None	None
*	A 1.00% contingent deferred sales charge (“CDSC”) may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class T	Class Y
Management fees	0.80%	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.25%	0.00%
Other expenses	0.40%	0.41%	0.40%[1]	0.40%
Total annual fund operating expenses[2]	1.45%	2.21%	1.45%	1.20%
Fee waiver and/or expense reimbursement[3]	0.20%	0.21%	0.20%	0.20%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.25%	2.00%	1.25%	1.00%
1	Other expenses are estimated for the current fiscal year.
2	The expense information shown in the table above includes acquired fund fees and expenses of less than 0.01%.
3	AlphaSimplex Group, LLC (“AlphaSimplex” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.24%, 1.99%, 1.24% and 0.99% of the Fund’s average daily net assets for Class A, Class C, Class T and Class Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2019 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations for Class A, Class C, Class T and Class Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will

Fund Summary

only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$695	$989	$1,304	$2,194
Class C	$303	$671	$1,166	$2,528
Class T	$374	$678	$1,004	$1,925
Class Y	$102	$361	$640	$1,437

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$203	$671	$1,166	$2,528

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

The Fund pursues its investment goal primarily through investments in equity securities that broadly represent the U.S. equities market (including common stocks, preferred stocks and exchange-traded funds (“ETFs”) related to equity investments); derivative instruments related to the U.S. equities market (primarily futures contracts on U.S. equity indices); and fixed-income securities (including money market and other short-term or variable-rate, high-quality securities and related ETFs). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments that are tied economically to the U.S. The Adviser considers an investment to be tied economically to the U.S. if the investment is included in an index representative of the U.S., the investment’s returns are linked to the performance of such an index, or the investment is exposed to the economic risks and returns of the U.S. The Adviser may use quantitative models to determine when to magnify the Fund’s exposure to the U.S. equity market, for example, through the purchase of futures contracts, or, alternatively, when to decrease such exposure, for example, through the sale of futures contracts or through the purchase of ETFs that it believes may effectively hedge equity investments. The Adviser may increase the Fund’s exposure to the U.S. equity market to up to 130% of the Fund’s total assets when it believes that the risk of loss is justified by potential returns. The Adviser may decrease such exposure to as little as 0% of the Fund’s total assets, in an attempt to limit the effects of extreme market drawdowns, when it believes that the risk of loss is not offset by potential returns. Such increases and decreases may lag changes in the market, and there is no guarantee that the Adviser’s models will accurately predict market movement. Because the Fund’s equity market exposure will often exceed its total assets, it will be subject to increased risk compared to funds that do not leverage their equity market exposure. While this increased exposure to equity investments may magnify the Fund’s potential for gains, it also may magnify the potential for loss.  For these reasons, the Fund is intended for long-term investors.

Equity Securities Investments. The equity securities portion of the Fund is managed by Natixis Advisors, L.P. (through its division, Active Index Advisors®) (“Natixis Advisors”), with the exception of any investments in ETFs, which are selected by the Adviser. Natixis Advisors utilizes a proprietary sampling system when deciding which securities to purchase, with the goal of tracking the performance of the large-capitalization U.S. equity market. In an attempt to reduce adverse tax consequences, the portion of the Fund managed by Natixis Advisors may hold securities that are not considered to represent the large-capitalization U.S. equity market, or hold securities in amounts disproportionate to their weights within the large-capitalization U.S. equity market. The portfolio may experience tracking error and is not guaranteed to replicate exactly the large-capitalization U.S. equity market.

Derivative Investments. As discussed above, the Adviser seeks to complement the equity portion of the Fund with investments in derivative instruments intended to enhance return and, during times of significant market decline, mitigate losses. In addition, the Adviser uses futures contracts to manage volatility and adjusts the Fund’s exposure to equity investments in times of significantly increased volatility (including, when volatility is more than double the long-term average volatility of the U.S. equity markets). As of March 31, 2018, the long-term average annualized volatility of the U.S. equity markets was 18.1%. The Fund’s actual or realized volatility during certain periods or over time may materially exceed the long-term average annualized volatility of the U.S. equity markets, for various reasons, including changes in market levels of volatility and because the Fund’s portfolio may include instruments that are inherently volatile. The Fund may have both “short” and “long” exposures to equity investments simultaneously. The Fund will benefit from a “short” exposure when equity and equity-related investments decrease in price, and will benefit from a “long” exposure when equity and equity-related investments increase in price.

Fixed-Income Investments. The assets allocated to the fixed-income portion will be used primarily to support the Fund’s investments in derivatives and, secondarily, to provide the Fund with incremental income and liquidity. The fixed-income portion of the Fund will only invest in high-quality securities that are denominated in U.S. dollars, and will select securities for investment based on various factors, including the security’s maturity and rating. The Adviser will

Fund Summary

invest primarily in (i) short-term obligations issued or guaranteed by the United States government, its agencies or instrumentalities; (ii) securities issued by foreign governments, their political subdivisions or agencies or instrumentalities; (iii) certificates of deposit, time deposits and bankers’ acceptances issued by domestic and foreign banks, including domestic or foreign branches or subsidiaries of such banks; (iv) variable amount master demand notes; (v) participation interests in loans extended by banks to companies; (vi) commercial paper or similar debt obligations; and (vii) repurchase agreements.

When buying and selling securities and other instruments for the Fund, and when allocating assets to Natixis Advisors, the Adviser may consider: (i) the Adviser’s proprietary quantitative models, including the outlook on volatility and market decline; (ii) the Fund’s obligations under its various derivative positions; (iii) redemption requests; (iv) yield management; (v) credit management; and (vi) volatility management.

The Fund will concentrate its investments in the financial services industry, which means it will normally invest at least 25% of its total assets in securities and other obligations (for example, bank certificates of deposit) of issuers in such industry.

The Fund may engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s return, and realization of greater short-term capital gains, distributions of which are taxable as ordinary income to taxable shareholders. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance. The Fund’s trading in derivatives is active and frequent. Active and frequent trading of derivatives, like active and frequent trading of securities, will result in transaction costs that reduce Fund returns.

With the exception of the Fund’s 80% policy, the percentage limitations set forth herein are not investment restrictions and the Fund may exceed these limits from time to time. In accordance with applicable requirements of the U.S. Securities and Exchange Commission (the “SEC”), the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Concentrated Investment Risk: The Fund is particularly vulnerable to events affecting companies in the financial services industry because the Fund concentrates its investments in securities and other obligations of issuers in such industry. Examples of risks affecting the financial services industry include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy and price competition. In addition, financial services companies are often more highly leveraged than other companies, making them inherently riskier. As a result, the Fund’s shares may rise and fall in value more rapidly and to a greater extent than shares of a fund that does not concentrate or focus in a particular industry or economic sector.

Credit/Counterparty Risk: Credit/counterparty risk is the risk that the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit risks with respect to the counterparties of its derivatives transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter (“OTC”) derivatives transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivatives transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains.

Derivatives Risk: Derivative instruments (such as those in which the Fund may invest, including futures contracts) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund’s use of derivatives, such as futures contracts, involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward contracts and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. There is a risk that the Adviser’s use of derivatives, such as futures and forward contracts, to manage the Fund’s volatility may be ineffective or may exacerbate losses, for example, if the derivative and the underlying assets decrease in value over time.

Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock.

Index/Tracking Error Risk: This is the risk that, to the extent the Fund’s principal investment strategies utilize indices, the Fund’s performance may not track the performance of such indices. For example, the equity securities in which the Fund invests may not provide investment performance matching the performance of broad-based large capitalization U.S. equity indices. Similarly, changes in the value of the derivatives in which the Fund invests may not correlate perfectly with the underlying assets or indices associated with such derivatives. Moreover, the ETFs in which the Fund invests may not replicate the performance of the indices they track and may, therefore, result in loss to the Fund.

Fund Summary

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise.  Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.  In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government monetary policy may affect the level of interest rates, and the current historically low interest rate environment increases the likelihood of interest rates rising in the future.

Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies, including ETFs, in which it invests in addition to its own expenses. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.

Leverage Risk: Use of derivative instruments may involve leverage. Taking short positions in securities results in a form of leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund’s returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to greater liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Non-exchange traded derivatives are generally subject to greater liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments.

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services. The Adviser will attempt to reduce this risk by implementing various volatility management strategies and techniques. However, there is no guarantee that such strategies and techniques will produce the intended result.

Models and Data Risk: The Adviser utilizes various proprietary quantitative models to identify investment opportunities. There is a possibility that one or all of the quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.

Short Exposure Risk: A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which the Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment such as a stock, bond or ETF, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited. Moreover, there can be no assurance that securities necessary to cover (repurchase in order to close) a short position will be available for purchase.

U.S. Government Securities Risk: Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.

Valuation Risk: This is the risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, that may be illiquid or may become illiquid.

Fund Summary

Risk/Return Bar Chart and Table

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year and life-of-fund periods compare to those of two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.

Total Returns for Class Y Shares

Highest Quarterly Return: Fourth Quarter 2017, 8.39% Lowest Quarterly Return: Third Quarter 2015, -6.50%

Average Annual Total Returns
(for the periods ended December 31, 2017)	Past 1 Year	Life of Fund (9/30/13)
Class Y - Return Before Taxes	25.67%	12.63%
Return After Taxes on Distributions	24.17%	11.53%
Return After Taxes on Distributions and Sale of Fund Shares	15.77%	9.77%
Class A - Return Before Taxes	18.17%	10.78%
Class C - Return Before Taxes	23.37%	11.50%
Class T - Return Before Taxes	22.26%	11.66%
S&P 500® Index	21.83%	13.87%
Barclay Equity Long/Short Index	8.04%	4.68%

The Fund did not have Class T shares outstanding during the periods shown above. The returns of Class T shares would have been substantially similar to the returns of the Fund’s other share classes because they would have been invested in the same portfolio of securities and would only differ to the extent the other share classes did not have the same expenses. Performance of Class T shares shown above is that of Class A shares, which have the same expenses as Class T shares, restated to reflect the different sales load applicable to Class T shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

Management

Investment Adviser

AlphaSimplex Group, LLC

Investment Subadviser

Natixis Advisors, L.P. (through its division, Active Index Advisors®)

Fund Summary

Portfolio Managers

AlphaSimplex

Alexander D. Healy, Deputy Chief Investment Officer of the Adviser, has served as co-portfolio manager of the Fund since 2013.

Robert S. Rickard, Portfolio Manager of the Adviser, has served as co-portfolio manager of the Fund since 2013.

Natixis Advisors

Kevin H. Maeda, Chief Investment Officer for the Active Index Advisors® division of Natixis Advisors, has served as co-portfolio manager of the Fund since 2013.

Serena V. Stone, CFA®, Assistant Vice President for the Active Index Advisors® division of Natixis Advisors, has served as co-portfolio manager of the Fund since 2013.

Purchase and Sale of Fund Shares

Class A and C Shares

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$50
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$50
Coverdell Education Savings Accounts using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$500	$50

There is no initial or subsequent investment minimum for:

• Wrap Fee Programs of certain broker-dealers, the advisers or Natixis Distribution, L.P. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.
 • Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.
 • Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

Class T Shares

Class T shares of the Fund are not currently available for purchase.

Class T shares of the Fund may only be purchased by investors who are investing through an authorized third party, such as a broker-dealer or other financial intermediary, that has entered into a selling agreement with Natixis Distribution, L.P. Investors may not hold Class T shares directly with the Fund. Class T shares are subject to a minimum initial investment of $2,500 and a minimum subsequent investment of $50.  Not all financial intermediaries make Class T shares available to their clients.

Class Y Shares

Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:

• Wrap Fee Programs of certain broker-dealers, the advisers or Natixis Distribution, L.P. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.
 • Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.
 • Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.
  • Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.
 • Fund Trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

At the discretion of Natixis Advisors, L.P., clients of Natixis Advisors, L.P. and its affiliates may purchase Class Y shares of the Fund below the stated minimums.

Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

 The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

UATM77-0518